                                                                    EXHIBIT 10.4






                       WEST POINTE BANK AND TRUST COMPANY





                      DIRECTOR'S DEFERRED COMPENSATION PLAN

                       WEST POINTE BANK AND TRUST COMPANY
                      DIRECTOR'S DEFERRED COMPENSATION PLAN

ARTICLE 1 DEFINITIONS.....................................................................1

   1.1 "Account"..........................................................................1
   1.2 "Account Balance"..................................................................1
   1.3 "Adjustment Date"..................................................................1
   1.4 "Annuity Starting Date"............................................................1
   1.5 "Beneficiary"......................................................................1
   1.6 "Code".............................................................................1
   1.7 "Company"..........................................................................1
   1.8 "Compensation".....................................................................1
   1.9 "Deferral".........................................................................1
   1.10 "Deferral Election"...............................................................2
   1.11 "Director"........................................................................2
   1.12 "Interest"........................................................................2
   1.13 "Participant".....................................................................2
   1.14 "Plan"............................................................................2
   1.15 "Plan Administrator"..............................................................2
   1.16 "Surviving Spouse"................................................................2

ARTICLE 2 ELIGIBILITY AND PARTICIPATION...................................................2

   2.1 Eligibility........................................................................2
   2.2 Participation......................................................................2
   2.3 Duration of Participation..........................................................2
   2.4 Deferral Elections.................................................................2

ARTICLE 3 RETIREMENT BENEFITS.............................................................3

   3.1 Participant's Benefit..............................................................3
   3.2 Survivor Benefit...................................................................3

ARTICLE 4 PRE-RETIREMENT DEATH BENEFIT....................................................3

   4.1 Eligibility........................................................................3
   4.2 Pre-Retirement Death Benefit.......................................................3

ARTICLE 5 ACCOUNTS AND ADJUSTMENTS........................................................4

   5.1 Accounts...........................................................................4
   5.2 Adjustments........................................................................4

ARTICLE 6 DESIGNATION OF BENEFICIARIES....................................................4

   6.1 Beneficiary Designation............................................................4
   6.2 Failure to Designate...............................................................4

ARTICLE 7 CONDITIONS......................................................................4

   7.1 Early Death or Suicide.............................................................4
   7.2 Faithful Performance...............................................................5
   7.3 Tax Law Changes....................................................................5

ARTICLE 8 ADMINISTRATION OF THE PLAN......................................................5

   8.1 General............................................................................5
   8.2 Duties of Administration...........................................................5
   8.3 Written Instructions and Information...............................................6
   8.4 Appointment of Administrators......................................................6
   8.5 Manner of Performing Duties........................................................6
   8.6 Agent for Service of Legal Process.................................................6
   8.7 Multiple Fiduciary Capacity........................................................6

ARTICLE 9 CLAIMS FOR BENEFITS.............................................................7

   9.1 Claims for Benefits................................................................7
   9.2 Hold Harmless......................................................................7

ARTICLE 10 AMENDMENT OR TERMINATION OF THE PLAN...........................................8

   10.1 Right to Amend or Terminate Plan..................................................8
   10.2 Notice............................................................................8

ARTICLE 11 GENERAL PROVISIONS AND LIMITATIONS.............................................8

   11.1 Rules of Construction.............................................................8
   11.2 No Right to Continued Service.....................................................8
   11.3 Payment on Behalf of Payee........................................................8
   11.4 Anti-Assignation..................................................................8
   11.5 Lost Payee........................................................................9
   11.6 Required Information..............................................................9
   11.7 No Trust or Funding Created.......................................................9
   11.8 Binding Effect...................................................................10
   11.9 Merger or Consolidation..........................................................10
   11.10 Entire Plan.....................................................................10

                       WEST POINTE BANK AND TRUST COMPANY
                      DIRECTOR'S DEFERRED COMPENSATION PLAN

     West Pointe Bank and Trust Company ("Company") hereby adopts the West Pointe Bank and Trust Company Director's Deferred Compensation Plan ("Plan"). The Plan is designed to provide the Company's Directors with the opportunity to defer current compensation in exchange for retirement and survivor benefits.

                                    ARTICLE 1
                                   DEFINITIONS

     Unless otherwise indicated, all references to articles, sections and subsections shall be to the Plan as set forth in this document.

     1.1 "Account" means the separate bookkeeping account maintained for each Participant, adjusted as of each Adjustment Date.

     1.2 "Account Balance" means the total dollar amount credited to the Participant's Account.

     1.3 "Adjustment Date" means the last day of each calendar month and any other date during the calendar year specified by the Plan Administrator, as of which Accounts are adjusted as set forth in Article 5.

     1.4 "Annuity Starting Date" means the first day of the second month following the earlier of (i) the date on which the Participant ceases to be a Director of the Company or, (ii) the date of the Participant's death.

     1.5 "Beneficiary" means the person or persons (natural or otherwise) designated as such by a Participant in accordance with the Plan.

     1.6 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

     1.7 "Company" means West Point Bank and Trust Company or any entity which succeeds to its rights and obligations with respect to the Plan.

     1.8 "Compensation" means the total Director's fees for a Plan Year that are payable by the Company to a Director for services performed as a Director of the Company.

     1.9 "Deferral" means the amount of Compensation foregone pursuant to a Deferral Election.

     1.10 "Deferral Election" means the Participant's irrevocable written election to forego the receipt of a stipulated amount of Compensation.

     1.11 "Director" means a person elected or appointed as a Director of the Company.

     1.12 "Interest" means the dollar amount to be credited to the Participant's Account which is equal to a rate of return on the Participant's Deferrals of eight percent (8%) per annum, compounded monthly.

     1.13 "Participant" means any eligible Director who participates in this Plan.

     1.14 "Plan" means the West Pointe Bank and Trust Company Director's Deferred Compensation Plan, as set forth herein.

     1.15 "Plan Administrator" means the person or persons named by the Company in accordance with Article 8.

     1.16 "Surviving Spouse" means the survivor of a deceased Participant to whom such deceased Participant was legally married at the time of the Participant's death.

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

     2.1 Eligibility. Any individual who serves as a Director of the Company shall be eligible to become a Participant in the Plan.

     2.2 Participation. A Director shall become a Participant in the Plan upon the execution and delivery of a Deferral Election.

     2.3 Duration of Participation. A Participant shall continue to be a Participant until the Participant ceases to be a Director of the Company.

     2.4 Deferral Elections. A newly elected or appointed Director shall have 30 days following the date the Director first becomes eligible to participate in this Plan in which to execute and deliver to the Plan Administrator a Deferral Election by which the Director irrevocably elects to defer the total amount of Compensation to be earned during the portion of the calendar year remaining after the Deferral Election is made and which, but for such Deferral Election, would be paid to the Director. Existing Directors shall have until the last day of each Plan Year to execute and deliver to the Plan Administrator a Deferral Election by which the Director irrevocably elects to defer the total amount of Compensation to be earned during the next calendar year and which, but for such Deferral Election, would be paid to the Director. A Deferral Election shall be deemed to remain in effect until such time as a Director executes and delivers a new Deferral Election to the Plan Administrator.

                                    ARTICLE 3
                               RETIREMENT BENEFITS

     3.1 Participant's Benefit.

     (a) Eligibility. Upon the date on which the Participant ceases to be Director of the Company, the Company shall pay the Participant the "Retirement Benefit" described in this Section 3.1.

     (b) Commencement, Duration and Amount. The Retirement Benefit shall be paid in the form of an annuity payable in monthly installments beginning on the Annuity Starting Date and continuing on the first day of each month thereafter until the earlier of (A) 120 months or, (B) the Participant's death. The monthly installment amount shall equal one-twelfth (1/12th) of the annual payment that would be paid if the Participant were to receive a level ten (10) year annuity the present value of which, discounted at the rate of eight percent (8%) per annum, equals the Participant's Account Balance as of the Adjustment Date immediately preceding the Participant's Annuity Starting Date.

     3.2 Survivor Benefit.

     (a) Eligibility. If a Participant dies after his Annuity Starting Date but before receiving the full Retirement Benefit described in Paragraph 3.1(b), then the Company shall pay to the Participant's Beneficiary the "Survivor Benefit" described in this Section 3.2.

     (b) Commencement, Duration and Amount. The Survivor Benefit shall be a single lump sum equal to the present value of the remaining Retirement Benefit payments at the time of the death of the Participant that would have been made had the Participant survived long enough to receive the full Retirement Benefit. Payment of the Survivor Benefit shall be made to the Participant's Beneficiary within 60 days of the day of the Participant's death.

                                    ARTICLE 4
                          PRE-RETIREMENT DEATH BENEFIT

     4.1 Eligibility. Upon the death of the Participant while a Director of the Company, the Company shall pay the Participant's Beneficiary the "Pre-Retirement Death Benefit" described in this Article 4.

     4.2 Pre-Retirement Death Benefit. The Pre-Retirement Death Benefit shall be a single lump sum equal to the Participant's Account Balance on the first Adjustment Date following the day of the Participant's death. Payment of the Pre-Retirement Death Benefit shall be made to the Participant's Beneficiary within 60 days the day of the Participant's death.

                                    ARTICLE 5
                            ACCOUNTS AND ADJUSTMENTS

     5.1 Accounts. The Plan Administrator shall establish and maintain for each Participant an Account that shall be adjusted as of each Adjustment Date as provided in Section 5.2.

     5.2 Adjustments. As of each Adjustment Date, the Plan Administrator shall credit each Participant's Account by the following:

          (1) Interest. There shall be credited Interest for the period since the last Adjustment Date.

          (2) Deferrals. There shall be credited the Participant's Account Deferrals made for the period since the last Adjustment Date.

                                    ARTICLE 6
                          DESIGNATION OF BENEFICIARIES

     6.1 Beneficiary Designation. Each Participant from time to time, on a form acceptable to the Plan Administrator, may designate any person (including a trust or an Individual Retirement Account of which the Participant's spouse is treated as the depositor) or persons (concurrently, contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives all of such benefits. A Participant may from time to time revoke or change such Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Plan Administrator. A beneficiary designation form shall be effective only when the form is filed in writing with the Plan Administrator while the Participant is alive and shall cancel all beneficiary designation forms previously signed and filed by the Participant.

     6.2 Failure to Designate. If a Participant shall not have validly designated a Beneficiary or no Beneficiary or Beneficiaries entitled to receive distribution of all of the amount payable under this Plan survives the Participant, then that portion of the amount payable as to which there is no qualified surviving Beneficiary shall be paid to the surviving spouse of the Participant, and if the Participant leaves no spouse surviving, to the estate of the Participant.

                                    ARTICLE 7
                                   CONDITIONS

     7.1 Early Death or Suicide. Notwithstanding any provision in this Plan to the contrary, if any Participant (i) dies within 4 months of entering into a Deferral Election or (ii) dies as a result of suicide within 30 months after entering into a Deferral Election, then the Company shall pay to the Participant's Beneficiary a single lump sum equal to the Participant's Account Balance on the first Adjustment Date following the day of the Participant's death. Payment shall be made to the Participant's Beneficiary within 60 days of the day of the

Participant's death. Such payment shall fully discharge the Company's obligations under this Plan.

     7.2 Faithful Performance. Notwithstanding any provision in this Plan to the contrary, no benefit shall be paid to or on behalf of any Participant under this Plan if the Participant embezzles or steals money or property from the Company.

     7.3 Tax Law Changes. Notwithstanding any provision in this Plan to the contrary, the Plan Administrator shall be vested with the authority to condition the Company's obligations under a Deferral Election upon the nonoccurrence of a change in the law which adversely and fundamentally affects the Company's ability to informally finance such obligations including, but not limited to, changes in the laws governing the taxation of life insurance proceeds received by the Company, the taxation of the internal buildup of the cash surrender value of life insurance owned by the Company, and the taxation of the proceeds of life insurance policy loans received by the Company. In the event the Company's obligations under a Deferral Election are so conditioned, and such condition occurs, the Company shall have the right to refund to the Participant or the Participant's Beneficiary the Deferrals made under the Deferral Election with interest from the date of Deferral accrued at the rate of eight percent (8%) per annum, compounded annually. The payment of such refund shall be made within 90 days of the change in the law, shall fully and completely discharge the Company's obligations under the Deferral Election and shall fully and completely satisfy all the Participant's and his or her Beneficiary's rights thereunder.

                                    ARTICLE 8
                           ADMINISTRATION OF THE PLAN

     8.1 General. The Plan shall be administered by the Plan Administrator. An individual serving as a Plan Administrator may participate in benefits under the Plan provided he is otherwise eligible to do so.

     8.2 Duties of Administration. The Plan Administrator shall have the duty and power to administer this Plan in all its details, including, but not limited to, the following:

     (a) To keep accurate and detailed records of the administration of the Plan, which records shall be open to inspection by the Company at all reasonable times;

     (b) To interpret the Plan provisions and to decide all questions concerning the Plan and the eligibility of any Director to participate in the Plan, as the Plan Administrator in its sole discretion shall determine;

     (c)  To authorize the payment of benefits;

     (d) To establish and enforce such rules, regulations and procedures as it shall deem necessary or proper for the efficient administration of the Plan; and

     (e) To furnish the reports and Plan descriptions to the Secretary of Labor and to each Participant as required by Part 1 of Title I of the Employment Retirement Income Security Act of 1974 ("ERISA"), as amended.

     8.3 Written Instructions and Information. All claims, elections, instructions and requests by a Participant or a Beneficiary must be made in writing to the Plan Administrator. Each Participant or Beneficiary shall furnish the Plan Administrator with any requested information that is needed to administer the Plan. The Company also shall furnish the Plan Administrator with the information needed to administer the Plan.

     8.4 Appointment of Administrators. The Company shall appoint a Plan Administrator to serve at its pleasure. The Plan Administrator may be a corporation (including the Company), an individual, a committee of individuals or any combination of the above. The Company may change such appointments from time to time provided that such changes are published as necessary to enable interested parties to ascertain the person or persons responsible for operating the Plan. In the absence of such an appointment, the Company shall serve as the Plan Administrator; provided that if the Company serves as the Plan Administrator, it shall designate specified individuals or other persons to carry out specified fiduciary responsibilities under the Plan in such a manner and to such an extent that Participants and other interested parties are able to ascertain the person or persons responsible for operating the Plan.

     8.5 Manner of Performing Duties. If a Committee is serving as Plan Administrator, an action of the Committee shall be valid if concurred in (a) by a majority of the members then serving at a meeting of which all members receive reasonable advance notice, or (b) by unanimous written consent in lieu of a meeting. A member may participate in a meeting by means of conference telephone or similar communications equipment.

     The Committee may appoint one or more of its members to carry out any particular duty or duties or to execute any and all documents. Any documents so executed shall have the same effect as if executed by all such persons. Such appointment shall be made by an instrument in writing that specifies which duties and powers are so allocated and to whom each such duty or power is so allocated.

     The Plan Administrator may delegate to any agents such duties and powers, both ministerial and discretionary, as it deems appropriate, by an instrument in writing which specifies which such duties are so delegated and to whom each such duty is so delegated.

     8.6 Agent for Service of Legal Process. The Plan Administrator shall appoint a person to serve as agent for service of legal process. In absence of such an appointment the Company shall serve as agent for legal process.

     8.7 Multiple Fiduciary Capacity. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

                                    ARTICLE 9
                               CLAIMS FOR BENEFITS

     9.1 Claims for Benefits. A Participant or Beneficiary who believes that he is being denied or will be denied benefits to which he is entitled under the Plan may file a written request for such benefits with the Plan Administrator setting forth his claim. Within a reasonable period of time the Plan Administrator shall decide the claim by majority vote in the exercise of its sole and absolute discretion. Written notice of the decision on each such claim shall be furnished within 90 days after receipt of the claim; provided that, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstance requiring an extension. If the claim is wholly or partially denied, such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based. A claimant may review all pertinent documents and may request a review by the Plan Administrator of such a decision denying the claim. Such a request shall be made in writing and filed with the Plan Administrator within 60 days after delivery to said claimant of written notice of said decision. Such written request for review shall contain all additional information which the claimant wishes the Plan Administrator to consider. The Plan Administrator may hold any hearing or conduct any independent investigation which it deems necessary to render its decision, and the decision on review shall be made as soon as possible after the Plan Administrator's receipt of the request for review. Written notice of the decision on review shall be furnished to the claimant within 60 days after receipt by the Plan Administrator of a request for review, unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and the claimant shall be so notified in writing. Written notice of the decision on review shall include specific reasons for such decision. For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all parties.

     9.2 Hold Harmless. To the maximum extent permitted by law, no member of the Plan Administrator shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Plan Administrator nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the Plan Administrator and each other officer, director, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

                                   ARTICLE 10
                      AMENDMENT OR TERMINATION OF THE PLAN

     10.1 Right to Amend or Terminate Plan. The Company reserves the right at any time to amend or terminate the Plan, in whole or in part, and for any reason and without the consent of any Participant or Beneficiary. Notwithstanding any provision in this plan to the contrary, in no event shall an amendment or termination modify, reduce or otherwise affect the Company's obligations under Deferral Elections made before the amendment or termination, as such obligations are defined under the provisions of the Plan existing immediately before such amendment or termination.

     10.2 Notice. Notice of any amendment or termination of the Plan shall be given by the Company or the Plan Administrator, whichever adopts the amendment, to the other and all Participating Companies.

                                   ARTICLE 11
                       GENERAL PROVISIONS AND LIMITATIONS

     11.1 Rules of Construction. The terms and provisions of this Plan shall be construed according to the principles, and in the priority, as follows: first, in accordance with the meaning under, and which will bring the Plan into conformity with, the Code and ERISA; and secondly, in accordance with the laws of the State of Illinois. The Plan shall be deemed to contain the provisions necessary to comply with such laws. If any provision of this Plan shall be held illegal or invalid, the remaining provisions of this Plan shall be construed as if such provision had never been included. Wherever applicable, the masculine pronoun as used herein shall include the feminine, and the singular shall include the plural. The term profit shall mean profit or loss, as the case may be, and the term credit shall mean credit or charge, as the case may be.

     11.2 No Right to Continued Service. Nothing contained in the Plan shall give any Director the right to be retained as a Director of the Company. The adoption and maintenance of the Plan shall not constitute a contract between the Director and the Company, or consideration for, or an inducement to or condition of, the service of any Director.

     11.3 Payment on Behalf of Payee. If the Plan Administrator shall find that any person to whom any amount is payable under the Plan is unable to care for such person's affairs because of illness or accident, or is a minor, or has died, then any payment due such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Plan Administrator so elects, be paid to such person's spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Plan Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Company therefor.

     11.4 Anti-Assignation. No interest, expectancy, benefit, payment, claim or right of any Participant or Beneficiary under the Plan shall be (a) subject in any manner to any claims of any creditor of the Participant or Beneficiary, (b) subject to the debts, contracts, liabilities or torts of the Participant or Beneficiary or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, garnishment, charge or encumbrance by creditors of the Participant or the Participants' Beneficiary. If any person shall attempt to take any action contrary to this Section, such action shall be null and void and of no effect, and the Plan Administrator and the Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof. If the Participant, Beneficiary, or any other beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Plan Administrator, cease and terminate, and in such event the Plan Administrator may hold or apply the same or nay part thereof for the benefit of the Participant or Beneficiary or the spouse, children, or other dependents of the Participant or Beneficiary, or any of them, in such manner and in such amounts and proportions as the Plan Administrator may deem proper.

     11.5 Lost Payee. If the Plan Administrator cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after seven years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Plan Administrator or the Company, and within three months after such mailing such persons has not made written claim therefor, the Plan Administrator, if it so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be canceled on the records of the Plan and the amount thereof forfeited, and upon such cancellation, the Company shall have no further liability therefor, except that, in the event such person later notifies the Plan Administrator of such person's whereabouts and requests the payment or payments due to such person under the Plan, the amounts otherwise due but unpaid shall be paid to such person without interest for late payment.

     11.6 Required Information. Each Participant shall file with the Plan Administrator such pertinent information concerning himself or herself, such Participant's Beneficiary, or such other person as the Plan Administrator may specify, and no Participant, Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless such information is filed by or with respect to the Participant.

     11.7 No Trust or Funding Created. The obligations of the Company to make payments hereunder shall constitute a liability of the Company to a Participant or Beneficiary, as the case may be. The benefits payable under this Plan constitute a mere promise by the Company to make such benefit payments in the future. The amount in the Participant's Account Balance shall merely measure the amount of benefit payable to the Participant, and shall not constitute separate earmarked funds that are not subject to the general creditors of the Company. The rights and claims of a Participant or a Beneficiary to a benefit provided hereunder shall have no greater or higher status than the rights and claims of any other general, unsecured creditor of the Company. All payments shall be made from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payment shall be made, and neither a Participant nor a Beneficiary shall have any interest in any particular asset of the Company by reason of its obligations hereunder. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company and a Participant or any other person. It is the intention of the Company and the Participants that the benefit arrangements under the Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

     11.8 Binding Effect. Obligations incurred by the Company pursuant to this Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the Participant's Beneficiary.

     11.9 Merger or Consolidation. In the event of a merger or a consolidation by the Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of the Company by another corporation, then and in such event the obligations and responsibilities of the Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges and benefits of the Participants and Beneficiaries hereunder shall continue.

     11.10 Entire Plan. This document and any written amendments hereto contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

     IN WITNESS WHEREOF, the Company adopts this Plan effective this 9th day of December, 1992.


                                     WEST POINT BANK AND TRUST COMPANY


                                     By:  /s/ Terry W. Schaefer
                                        ------------------------------

                                     Title:  PRESIDENT AND C.E.O.
                                          ----------------------------


[Corporate Seal]


ATTEST:

/s/ J. E. Cruncleton
----------------------------------